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                                                                  EXHIBIT 1(A)
THE REGIS FUND, INC.


ARTICLES SUPPLEMENTARY TO
ARTICLES OF INCORPORATION


     THE REGIS FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, at a meeting called for such purpose on December 15, 1994, adopted these Articles Supplementary classifying or reclassifying unissued shares of the Common Stock of the Corporation.

     SECOND:   (a)  The Board of Directors of the Corporation has designated an
                    Institutional Class of the shares of each series of Common
                    Stock and an Institutional Service Class of the shares of each series of Common Stock of the Corporation, par value
                    $.001 per share, having such preferences, conversion or other voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, identical in all respects, except for the class designation, the allocation of certain expenses, voting rights and exchange privileges.

               (b) The shares of the Institutional Service Class represent proportionate interests in the same portfolio of investments as shares of the respective Institutional Class of the Corporation. The shares of the Institutional Service Class have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the shares of the respective Institutional Class, all as set forth in the Articles of Incorporation of the Corporation, except for the differences hereafter set forth:

                    1. The dividends and distributions of investment income and capital gains with respect to the Institutional Service Class of shares of Common Stock shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distribution may vary with respect to such class from the dividends and distributions of investment income and capital gains with respect to the other classes of the Common Stock of the Corporation to reflect differing allocations of the expenses of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the classes of the Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the Order dated April 26, 1994 (Investment Company Act of 1940, Release No. 20250) issued by the Securities and Exchange Commission, and any existing or

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                         future amendment to such Order or any rule or
                         interpretation under the Investment Company Act of 1940, as amended, that modifies or supersedes such Order;

                    2. Except as may otherwise be required by law pursuant to any applicable order, rule, or interpretation issued by the Securities and Exchange Commission, or otherwise, the holders of the Institutional Service Class shares shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the Institutional Service Class shares, including without limitation, the provisions of any Distribution Plan adopted pursuant to Rule 12(b)(1) under the Investment Company Act of 1940, as amended (a "Distribution Plan") applicable to the Institutional Service Class and (ii) no voting rights with respect to the provisions of any Distribution Plan applicable to any other classes of the Common Stock of the Corporation or with regard to any other matter submitted to a vote of stockholders which does not affect holders of the Institutional Service Class shares.

     THIRD: A new series of shares of the Corporation's Common Stock (par value $.001 per share) is hereby designated as the Enhanced Monthly Income Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation are classified and allocated to such series' Institutional Class Shares and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation are classified and allocated to such series' Institutional Service Class Shares.

     FOURTH: A new series of shares of the Corporation's Common Stock (par value $.001 per share) is hereby designated as the TS&W Virginia Tax-Free Bond Portfolio and twenty-five million (25,000,000) shares of the unallocated and unissued Common Stock of the Corporation are classified and allocated to such series' Institutional Class Shares Portfolio and ten million (10,000,000) shares of the unallocated and unissued Common Stock of the Corporation are classified and allocated to such series' Institutional Service Class Shares.

     FIFTH: The Institutional Class Shares and Institutional Service Class Shares of the Enhanced Monthly Income Portfolio and the Institutional Class Shares and Institutional Service Class Shares of the TS&W Virginia Tax-Free Bond Portfolio so classified and allocated shall have all the rights and privileges as set forth in the Articles of Incorporation of the Corporation, including such priority in the assets and liabilities of such series as may be provided in such Articles.

     SIXTH: The Institutional Class Shares and Institutional Service Class Shares of the Enhanced Monthly Income Portfolio and the Institutional Class Shares and Institutional Service Class Shares of the TS&W Virginia Tax-Free Bond Portfolio have been classified and reclassified by the Board of Directors pursuant to the authority contained in the Articles of Incorporation of the Corporation.

     SEVENTH: After giving effect to the allocation, the total amount of stock allocated to each series is as follows:


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                                                               TOTAL NUMBER OF
NAME OF SERIES                                                 SHARES ALLOCATED
--------------                                                 ----------------
Acadian Emerging Markets Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Acadian International Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
AEW Commercial Mortgage-Backed Securities Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Cambiar Anticipation Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
C & B Balanced Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
C & B Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
DSI Balanced Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
DSI Disciplined Value Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
DSI Limited Maturity Bond Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
DSI Money Market Portfolio
- Institutional Class Shares                                     400,000,000
- Institutional Service Class Shares                             10,000,000
Enhanced Monthly Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
FMA Small Company Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
HJMC Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000



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                                                             TOTAL NUMBER OF
NAME OF SERIES                                               SHARES ALLOCATED
--------------                                               ----------------
ICM Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
ICM Fixed Income Portfolio
- Institutional Class Shares                                     50,000,000
- Institutional Service Class Shares                             10,000,000
ICM Intermediate-Term Fixed Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
ICM Short-Intermediate-Term Fixed Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
ICM Small Company Portfolio
- Institutional Class Shares                                     50,000,000
- Institutional Service Class Shares                             10,000,000
McKee Domestic Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
McKee U.S. Government Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
McKee International Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
NWQ Balanced Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
NWQ Value Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Rice, Hall, James Small Cap Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Rothschild Fixed Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Rothschild Mid Cap Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
SAMI Preferred Stock Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000

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                                                              TOTAL NUMBER OF
NAME OF SERIES                                               SHARES ALLOCATED
--------------                                               ----------------
Sirach Strategic Balanced Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Sirach Fixed Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Sirach Growth Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Sirach Short-Term Reserves Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Sirach Special Equity Portfolio
- Institutional Class Shares                                     50,000,000
- Institutional Service Class Shares                             10,000,000
Sterling Partners' Balanced Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Sterling Partners' Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
Sterling Partners' Short-Term Fixed Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
TS&W International Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
TS&W Equity Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
TS&W Fixed Income Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
TS&W Limited Volatility Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
TS&W Balanced Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000
TS&W Virginia Tax-Free Bond Portfolio
- Institutional Class Shares                                     25,000,000
- Institutional Service Class Shares                             10,000,000

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     IN WITNESS WHEREOF, The Regis Fund, Inc. has caused these Articles
Supplementary to be signed in its name and on its behalf this 15th day of December, 1994.

                                           THE REGIS FUND, INC.


                                        by:  /s/ Norton H. Reamer
                                           Norton H. Reamer
                                           President

Attest:


/s/ Karl O. Hartmann
Karl O. Hartmann
Secretary




     THE UNDERSIGNED, President of The Regis Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Articles of Incorporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Articles of Incorporation to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters in fact set forth herein with respect to the approval thereof are true in all materials respects, under the penalties of perjury.

                                        by: /s/ Norton H. Reamer
                                           Norton H. Reamer
                                           President



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                        ARTICLES OF AMENDMENT
                                TO
                      ARTICLES OF INCORPORATION
                                OF
                        THE REGIS FUND, INC.

     Pursuant to the provisions of the Maryland General Corporation Law, as amended (the "GCL"), THE REGIS FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: ARTICLE SECOND of the Corporation's Articles of Incorporation is hereby amended in its entirety to provide as follows:

          "SECOND: The name of the Corporation is UAM FUNDS, INC."

     SECOND: The entire Board of Directors of the Corporation on September 7, 1995 unanimously approved the foregoing amendment.

     THIRD: The foregoing amendment is limited to a change expressly permitted by Section 2-605(4) of the GCL to be made without action by stockholders.

     IN WITNESS WHEREOF, The Regis Fund, Inc. has caused these Articles of Amendment to be signed by its President and attested by its Secretary on October 26, 1995.

Attest:                            THE REGIS FUND, INC.



S/  Karl O. Hartmann               By: S/  Norton H. Reamer
Secretary                          President


     THE UNDERSIGNED, President of THE REGIS FUND, INC., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                              S/  Norton H. Reamer
                              President